Business Combination Agreement and Financing	12 Months Ended
Jun. 30, 2021
Business Combination Agreement and Financing [Abstract]
Business Combination Agreement and Financing
19. Business Combination Agreement and Financing
Business Combination
Mirion entered into a Business Combination Agreement, dated as of June 17, 2021 (as amended on September
2
, 2021, and as it may be further amended from time to time) with GS Acquisition Holdings Corp II (“GSAH”) a special purpose acquisition company. Mirion will combine with a subsidiary of GSAH upon closing of the transaction which is expected to occur in the third or fourth quarter of calendar 2021.
Commitment Letter
In connection with the transaction, Mirion Technologies (HoldingSub2) Ltd., a subsidiary of Mirion TopCo, entered into a commitment letter (the “Commitment Letter”) with Goldman Sachs Lending Partners LLC (“GS
Lending”) and Citigroup Global Markets Inc. (“Citi”) pursuant to which GS Lending and Citi have committed to provide to Mirion Technologies, Inc., as the subsidiary borrower, and a parent entity of the Mirion TopCo business to be formed, a $830 million senior secured term loan B facility (the “Term Loan”) and a $90 million revolving facility (the “Revolving Facility”). The Term Loan will mature seven years after the closing date and will amortize in equal quarterly installments in an aggregate annual amount equal to 1% of the initial principal amount of the Term Loan. The Revolving Facility will mature five years after the Closing Date.
Profits Interests
In conjunction with the business combination agreement with GSAH, certain members of Mirion TopCo management received profits interests in the sponsor of GSAH, subject to vesting conditions that include the closing of the business combination. Until the business combination has closed, these profits interests have no financial statement impact on Mirion TopCo.